SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 8, 2017

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 7, 2017, Zion Oil & Gas, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting") at the Dan Caesarea Hotel in Caesarea, Israel. As of April 11, 2017, the record date for the 2017 Annual Meeting, there were 47,256,000 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 31,045,330 shares of common stock was present at the 2017 Annual Meeting. The final voting results of the 2017 Annual Meeting are set forth below.

1.	Proposal to elect Class III Directors to serve until the 2020 Annual Meeting of Stockholders.

The Company’s common stockholders elected each of the Company’s four nominees for Class III Directors to serve a term of three years to expire at the 2020 Annual Meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Victor G. Carrillo	8,107,375	79,219	22,268,136
Paul Oroian	8,155,102	98,893	22,268,136
Yehezkel Druckman	8,039,312	84,901	22,268,136
William H. Avery	8,097,425	89,363	22,268,136

2.	Proposal to approve an amendment to the 2011 Equity Incentive Plan for employees and consultants to increase by an additional ten million shares the aggregate number of shares of Common Stock that may be delivered pursuant to awards granted during the life of the 2011 Equity Incentive Plan.

The Company’s common stockholders approved an amendment to the 2011 Equity Incentive Plan for employees and consultants to increase by an additional ten million shares the aggregate number of shares of Common Stock that may be delivered pursuant to awards granted during the life of the 2011 Equity Incentive Plan as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,123,453	3,110,870	542,671	22,268,136

3.	Proposal to approve an amendment to the 2011 Non-Employee Directors Stock Option Plan to increase by an additional four million shares the aggregate number of shares of Common Stock that may be delivered pursuant to awards granted during the life of the 2011 Non-Employee Directors Stock Option Plan.

The Company’s common stockholders approved an amendment to the 2011 Non-Employee Directors Stock Option Plan to increase by an additional four million shares the aggregate number of shares of Common Stock that may be delivered pursuant to awards granted during the life of the 2011 Non-Employee Directors Stock Option Plan as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,376,720	3,003,940	396,534	22,268,136

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4.	Proposal to approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers.

The Company’s common stockholders approved, in a nonbinding and advisory vote, the compensation of its named executive officers as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2017, as amended, for the 2017 Annual Meeting Proxy Statement, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,682,364	653,423	3,709,543	0.00

5.	Proposal to ratify the appointment of MaloneBailey, LLP. as the Company's auditors for the year ending December 31, 2017.

The Company’s common stockholders ratified the appointment of MaloneBailey, LLP. , as the Company's auditors for the year ending December 31, 2017, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
8,472,226	68,961	88,195	22,415,948

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

10.1	Zion Oil & Gas, Inc. 2011 Equity Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 14, 2017 and as amended on April 24, 2017).

10.2	Zion Oil & Gas, Inc. 2011 Non-Employee Directors Stock Option Plan (incorporated by reference to Annex B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 14, 2017 and as amended on April 24, 2017).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 8, 2017

Zion Oil and Gas, Inc.

By:	/s/ Victor G. Carrillo
Victor G. Carrillo
Chief Executive Officer

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